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                                                                   Exhibit 10.20





                                  CISCO SYSTEMS

                     Cisco PSS Agreement Number ___________

                        Cisco PSS SOW Number ___________

                     Professional Services Subcontract (PSS)

         Professional Services Subcontract Agreement ("Agreement") is made and entered into between Cisco Systems, Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose, California 95134 ("Cisco"), and Predictive Systems, Inc., a Delaware corporation, with its principal place of business at 145 Hudson Street, New York, New York 10013 ("Subcontractor").

         IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this Agreement to be duly executed.


CISCO SYSTEMS, INC.                                 PREDICTIVE SYSTEMS, INC.

By: /s/ Inder Sidhu                                 By: /s/ Robert Belau

Name: Inder Sidhu                                   Name: Robert Belau

Title:  Vice President                              Title: President
        WorldWide Professional Services

Date: 5/14/99                                       Date: 5/13/99


GENERAL TERMS AND CONDITIONS

In consideration of the mutual covenants and promises set forth below, the parties agree as follows:

1.       DEFINITIONS; RULES OF INTERPRETATION.

1.1. "Customer" means the entity with which Cisco has entered into a PSA (as defined below) and which is the recipient of the Services and Deliverables provided by Subcontractor pursuant to this Agreement and an SOW. A Customer shall be identified in each Statement of Work issued hereunder.

1.2. "Deliverables" means, with respect to each SOW, the items specified in such SOW as deliverables.

1.3. "Effective Date" means the last date written on the first page of this Agreement.

1.4.     [Reserved].






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1.5.     "Professional Services Agreement" or "PSA" means, with respect to each
         SOW, the contract between Cisco and the Customer in connection with which such SOW is issued to Subcontractor, as amended from time to time.

1.6. "Results" means all works of authorship, copyrightable works and inventions made, created, developed, conceived or reduced to practice by Subcontractor, either alone or jointly with others, during the term of this Agreement (i) in connection with the Services or Subcontractor Work Product or (ii) which relate to any Cisco or Customer Confidential Information (as defined in Section 3, Confidentiality, below).

1.7. "Services" means that portion of the services required under the PSA which Subcontractor shall provide to Customer and/or Cisco as subcontractor to Cisco and which are described in any SOW issued pursuant to this Agreement.

1.8. "Software" means any Cisco software in object code form, which is listed from time to time on Cisco price list(s) and made available for license by Cisco, and any new releases (such as standard releases of the Software which may include bug fixes and new features), updates to, or upgrades thereof made available by Cisco to its Customers with or without charge.

1.9. "Statement of Work" ("SOW") means each document agreed upon by Cisco and Subcontractor which further specifies Services to be performed and the Deliverables to be provided to Cisco or the Customer, and any other performance requirements mutually agreed to between the parties. Each SOW shall be issued substantially in the form shown in Exhibit A and shall be incorporated herein in its entirety by reference.

1.10. "Subcontractor Work Product" means any and all items and information delivered to Cisco or generated by Subcontractor or its subcontractor(s) in the course of providing Services under this Subcontract, whether in hard copy or electronic form, including all Deliverables, works of authorship, programming tools, reports, designs, analyses, source and object code, user or procedural manuals and other supporting material, summaries, literature, test results, recommendations, drawings and workpapers.

1.11. The following rules of interpretation shall apply to this Agreement and each SOW:

         1.11.1. The term "including" and its derivatives means "including, without limitation" unless the context clearly states otherwise.

         1.11.2. Words importing persons include firms, associations, limited liability companies, partnership, trusts, corporations and other legal entities, including public bodies, as well as natural persons.

         1.11.3. Any headings preceding the text of the Articles and Sections of this Agreement are solely for convenience or reference and do not constitute a part of this Agreement, nor do they affect the meaning, construction or effect of this Agreement.


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

         1.11.4. Words importing the singular shall include the plural and vice versa. Words of the masculine gender shall be deemed to include the correlative words of the feminine gender.

         1.11.5. All references to a number of days mean calendar days, unless expressly indicated otherwise.

         1.11.6. All reference herein to the "Agreement" shall include the appendices, exhibits and schedules to this Agreement, including all SOWs.

         1.11.7. The word "shall" when used in this Agreement is word of mandate, construed as "must."

2.       DUTIES OF SUBCONTRACTOR.

2.1. Subcontractor shall provide the Services and the Subcontractor Work Product during the term of this Agreement in accordance with the terms and conditions of this Agreement, any SOW and the PSA. Subcontractor shall comply with all obligations of Cisco contained in the terms and conditions of the PSA which are provided in writing to Subcontractor, its agent or subcontractor prior to entering into the applicable SOW that relate to the Services and the Subcontractor Work Product as if Subcontractor were substituted for Cisco with respect to such terms and conditions. Subcontractor shall not perform any act with respect to the Services or the Subcontractor Work Product that Cisco is prohibited from performing under the PSA which are provided in writing to Subcontractor, its agent or subcontractor prior to entering into the applicable SOW. Subcontractor shall not perform any act, or fail to take any act, that would cause Cisco to be in breach of the PSA so long as Subcontractor, its agent or subcontractor has been provided with the applicable provisions of the PSA. Subcontractor will provide all resources, facilities, management, labor, expertise, skills, tools and equipment necessary for the performance of this Agreement and any SOW.


2.2. Subcontractor agrees that Cisco shall be the primary interface and shall control all contractual communications with customers, and shall direct and coordinate all activity with respect to this Agreement, any SOW, and any PSA. If any communications are initiated by Customer directly with Subcontractor concerning this Agreement, any SOW or a PSA, then Subcontractor shall coordinate and communicate with Cisco prior to answering such communications. This limitation does not apply to routine Customer contracts necessary to perform onsite work contemplated by a particular SOW. Subcontractor will provide to Cisco all relevant operational information regarding the Services, will participate in meetings with Customer and Cisco as requested by Cisco and will take all reasonable action requested by Cisco to enable Cisco to comply with the PSA.


2.3.     Subcontractor shall:

         (i) keep Cisco advised of the progress of the delivery of the Services and the status of the Deliverables,






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         (ii)     permit any designated representative of Cisco periodically to review the work of Subcontractor personnel performing Services and preparing Deliverables,

         (iii) timely perform the Services in a timely manner and provide the Deliverables in accordance with each SOW, and

         (iv) keep accurate records of work performed on each SOW, evidence of which Subcontractor shall provide to Cisco upon Cisco's request, consistent with Section 19.2 hereof.

2.4. Subcontractor shall comply with all reasonable instructions given by Cisco in connection with performance of this Agreement or any SOW.

2.5. Subcontractor has obtained all licenses, permits and approvals required by any federal, state or local licensing, regulatory, or other agency for performance of the work required by this Agreement or any SOW.

2.6. Subcontractor's duties and responsibilities under this Agreement shall not be subcontracted to any other person or entity, in whole or in part, without prior written notice to and approval by Cisco and, if required by the PSA, the Customer.

2.7. If Subcontractor's use of subcontractor(s), consultants or other third parties is authorized under this Agreement or a particular SOW, Subcontractor shall execute an agreement with such parties which requires compliance with the terms of this Agreement and the SOW under which work is subcontracted. Such agreement shall provide that (i) Cisco shall have the right to enforce the provisions of such agreement and (ii) Cisco's audit rights as provided for in Section 19.2 below shall include access to records of Subcontractor's subcontractor(s) to assess compliance with this provision.

3.       CONFIDENTIALITY.


3.1. Subcontractor acknowledges that, in connection with this Agreement and its relationship with Cisco, it may obtain information relating to Cisco or Cisco's hardware, software, services or products which is of a confidential and proprietary nature ("Confidential Information"). Such Confidential Information may include, but is not limited to, trade secrets, know-how, inventions, techniques, processes, programs, schematics, software source documents, data, customer lists, financial information, and sales and marketing plans or information which Subcontractor knows or has reason to know is confidential, - proprietary or trade secret information of Cisco, its affiliates and suppliers. Subcontractor shall at all times, both during the term of this Agreement and for a period of at least three (3) years after its expiration or termination or the completion of the last SOW, whichever is later, keep in trust and confidence all such Confidential Information, and shall not use such Confidential Information other than as expressly authorized by Cisco under this Agreement, nor shall Subcontractor disclose any such Confidential Information to third parties without Cisco's written consent. Subcontractor further agrees to immediately return to Cisco all Confidential Information (including copies thereof) in





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         Subcontractor's possession, custody, or control upon expiration or termination of this Agreement at any time and for any reason or the completion of the last SOW, whichever is later. The obligations of confidentiality shall not apply to information which (a) has entered the public domain except where such entry is the result of Subcontractor's breach of this Agreement or other applicable confidentiality agreement; (b) prior to disclosure hereunder was already rightfully in Subcontractor's possession under no obligation of confidentiality; (c) subsequent to disclosure hereunder is obtained by Subcontractor on a nonconfidential basis from a third party who has the right to disclose such information to the Subcontractor; or (d) is independently developed without restriction on disclosure and without the use of any Confidential Information. Nothing contained in this
         Section 3.1 shall prohibit Subcontractor from making disclosure of Confidential Information to the extent (but only to the extent) required by court order, provided that Subcontractor shall use its best efforts to give Cisco at the earliest practicable time prior notice as to the nature of the required disclosure or request for such disclosure, whichever is earlier, so as to afford Cisco the maximum possible opportunity to challenge the need for such disclosure; and provided further that Subcontractor shall cooperate with Disco in resisting such disclosure.

         For purposes of this Agreement, Confidential Information of Cisco is deemed to include (i) any information provided to Subcontractor which Cisco is required to keep confidential pursuant to the terms of the PSA and (ii) any Confidential Information of a Customer which Cisco or the Customer may provide to Subcontractor in order to propose or perform work in accordance with any SOW hereunder (collectively (i) and (ii) are referred to herein as "Customer Confidential Information"). Subcontractor shall comply with the confidentiality provisions of the PSA related to all Customer Confidential Information.

3.2. Neither party shall disclose, advertise, or publish the terms and conditions of this Agreement or any SOW without the prior written consent of the other party. Any press release or publication regarding this Agreement or any SOW is subject to prior review and written approval of the parties. Subcontractor shall not disclose the existence of any relationship with Cisco without Cisco's prior written approval.

3.3. Notwithstanding anything in this Agreement to the contrary, neither party shall use the other party's name, logo, trademarks, service marks, or other proprietary symbols or designations (the "Marks") without the prior consent of the other party. Subcontractor shall have no claim or right in Cisco's Marks, including but not limited to trademarks, service marks, or trade names owned, used or claimed now or in the future by Cisco. Subcontractor shall not make any claim to Cisco's Marks or lodge any filings with respect to Cisco's Marks or marks confusingly similar to Cisco's Marks, whether on behalf of Cisco or in its own name or interest, without the prior written consent of Cisco.

4.       SUBCONTRACTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS.

         Subcontractor represents, warrants and covenants as follows:


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4.1.     Subcontractor's performance of this Agreement and all SOWs will not breach any agreement Subcontractor has with another party and there is no other contract or duty on Subcontractor's part now in existence that is inconsistent with this Agreement. Subcontractor warrants to Cisco that the performance of the services shall not cause Cisco to be in breach of any representation, warranty, covenant or other obligation of Cisco in the PSA which relate to the Services or the Subcontractor Work Product. Subcontractor makes the same representations, warranties and covenants to Cisco as Cisco makes to Customer pursuant to the PSA (subject to the disclaimers and exclusions therein), which relate to the Services or the Subcontractor Work Product; provided that Subcontractor shall have been previously furnished with the relevant portions of a copy thereof in accordance with Section 2.1.

4.2. Subcontractor, its employees and subcontractor(s), during the term of the Agreement:

         4.2.1. shall comply with all applicable state and local laws, ordinances, codes, regulations, rules, policies and procedures and all applicable federal laws, Presidential Executive Orders, and government regulations, and the requirements of any other public or private authority, respecting the performance by Subcontractor of its duties and responsibilities under this Agreement;

         4.2.2. shall (i) have obtained all licenses, permits and approvals required by any federal, state or local licensing, regulatory, or other agency or authority for performance of the work required by this Agreement or any SOW; (ii) maintain, in full force and effect, all such licenses, permits, authorizations and approvals during the Term of this Agreement and until all the Subcontractor Work Product and Services have been accepted pursuant to Article 8 of this Agreement or such later time as Cisco may reasonably require (collectively, (i) and (ii) of this Section 4.2.2 are referred to as "Authorizations"), (iii) coordinate with Cisco to the extent necessary to obtain Cisco's or Customer's cooperation in obtaining any Authorizations, and (iv) inform Cisco immediately of the expiration, termination, non-renewal, denial or revocation of any Authorization;

         4.2.3. shall not act in any fashion or take any action which will render Cisco liable for a violation of the U.S. Foreign Corrupt Practices Act, the provisions of which include a prohibition against the offering, giving or promising to offer or give, directly or indirectly, money or anything of value to any non-U.S. official or a non-U.S. government, political party or instrumentality thereof in order to assist Subcontractor or Cisco in obtaining or retaining business;

         4.2.4. shall not, directly or through a third party, remove, alter, change or interface with the Subcontractor Work Product for the purpose of preventing Cisco or the Customer from utilizing the Subcontract Work Product; and


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

         4.2.5. shall take no action, nor fail to take any action, which action or failure to act could result in Cisco's being in violation of any law or regulation relating to the performance of either party's obligations under this Agreement, including the PSA and any SOW.

4.3. Subcontractor will use qualified individuals with suitable training, experience, capabilities, skill and licenses to perform its obligations under this Agreement and any SOW. Notwithstanding Subcontractor's compliance with this provision, such individuals shall be subject to approval by Cisco and, if required by the PSA, by Customer' and shall be removed (and immediately replaced by Subcontractor with personnel meet under requirements of this Section 4.3) at Cisco or Customer request.

4.4. Subcontractor will perform this Agreement and any SOW hereunder in a manner consistent with industry standards reasonably applied to the performance of such work.

4.5. All Deliverables developed or supplied by Subcontractor hereunder shall meet the requirements of Section 4.6 and

         4.5.1. shall not contain any intentionally designed timer, clock, counter or other limiting design, function or routine which causes it to be erased, inoperable, or otherwise incapable of being used fully in the manner for which it was designed after the occurrence or lapse of any triggering event;

         4.5.2. shall comply with the terms of Cisco's Year 2000 Compliance Agreement, a copy of which shall be executed by Subcontractor upon execution of this Agreement and appended hereto as Exhibit B. and Subcontractor shall cause its subcontractor(s) and any other third parties who may provide products or services in support of Subcontractor's performance of this Agreement or any SOW hereunder to execute and deliver to Cisco the Year 2000 Compliance Agreement; and

         4.5.3. if consistent with the requirements of this Agreement and any SOW hereunder (including Year 2000 Compliance), shall be in conformance with Subcontractor's published specifications or, in the case of purchased software, the specifications of the third party source.

4.6.     The Services and Subcontractor Work Product provided hereunder shall:

         4.6.1.   be of good and marketable quality;

         4.6.2. be free from all defects in design, materials, workmanship, performance and title; and

         4.6.3. meet the applicable specifications, drawings, samples, descriptions and requirements specified in each SOW and this Agreement and as required by the PSA.


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4.7.     In the event of a breach of the warranties in this Section 4,
         Subcontractor shall without charge and without delay repair, replace, re-perform or modify the affected Services or Subcontractor Work Product so as to promptly correct such breach or default. All warranties shall survive inspection, acceptance and payment. Nothing in this Section 4 shall be construed to limit any other rights or remedies available to Cisco at law, in equity or otherwise.

4.8. Subcontractor has, or will obtain, confidentiality, non-disclosure, assignment of rights and other appropriate agreements with its employees, suppliers, consultants and subcontractor(s) sufficient to protect Cisco confidential information and Customer Confidential Information and sufficient to allow Subcontractor to provide Cisco with the ownership, assignments and licenses required or otherwise provided for in this Agreement and any SOW hereunder. Such agreements shall contain terms and conditions no less restrictive than the terms and conditions set forth in this Agreement and the applicable SOW.

4.9. Subcontractor shall ensure that its personnel and subcontractors, if any, shall comply with Customer's requests, rules and regulations(i) regarding conduct of Subcontractor's personnel, (ii) regarding security at Customer sites or in connection with Customer's systems, and (iii) regarding document retention. Unless otherwise agreed by Cisco, Subcontractor's personnel will observe the working hours, working rules, and holiday schedules of Customer while working on Customer's premises.

5.       INFRINGEMENT.

         Other than the Customer Confidential Information obtained in performance of any SOW, in performing the Services or preparing Subcontractor Work Product, Subcontractor will not (i) use or bring onto Cisco's or Customer's premises any confidential or proprietary information of a third party except to the extent Subcontractor has the right to use or bring onto Cisco's or Customer's premises such information, (ii) infringe upon the intellectual property rights (including, without limitation, patent, copyright, trademark or trade secret rights) of a third party, or, (iii) disclose or provide to Cisco or Customer or induce Cisco or Customer to use any confidential information that belongs to anyone other than Subcontractor except to the extent Subcontractor has the right to disclose and permit third parties to use (as applicable) such information. Subcontractor agrees to indemnify Cisco for any and all losses or liabilities, fines, penalties and consequences, including attorneys fees, Cisco may incur by reason of the alleged breach of this Subsection.

6.       OWNERSHIP AND LICENSE.


6.1. SOW WORK PRODUCT OWNERSHIP; CISCO INTELLECTUAL PROPERTY. Cisco or its assigns shall own all right, title and interest in all intellectual property that is provided to Subcontractor by or on behalf of Cisco or, subject to Section 6.2 and Section 6.3, which Subcontractor uses under this Agreement or any SOW ("Cisco Owned IP"). Subject to Sections 6.2 and 6.3, Subcontractor acknowledges and agrees that Cisco or its assigns shall own, and Subcontractor hereby assigns to Cisco, all intellectual property rights and other proprietary rights in and to the Services and the Subcontractor Work Product, and any other materials and information Subcontractor is required to deliver to Cisco as part of this Agreement and any SOWs issued hereunder, and any Results created as a result of performance of this Agreement and any SOW hereunder (the "Developed IP"; the Developed IP and the Cisco Owned IP are collectively referred to as the "Cisco Intellectual Property"). Cisco shall own any derivatives, improvements or modifications to the Subcontractor's intellectual property developed, designed or discovered under this Agreement or any SOW and Subcontractor hereby assigns all intellectual property rights and other proprietary rights in such intellectual property to Cisco. The intellectual property rights and proprietary rights described in this Section 6.1 may include, but are not limited to, all current and future worldwide patents and other patent rights, utility models, copyrights, trade secrets, trademarks, inventions, mask work rights, programs, program listings, procedures, programming tools, documentation, reports and drawings, and the related documentation or tangible expression thereof. Cisco shall have the exclusive right to apply for or register any patents, mask work rights, copyrights, and such other proprietary rights protections with respect to the intellectual property rights described in this Section 6.1. Subcontractor shall execute such documents, render such assistance, and take such other actions as Cisco may reasonably request, at Cisco's expense, to apply for, register, perfect, confirm and protect Cisco's rights in any intellectual property described in this Section 6.1. Without limiting the foregoing, Cisco shall have the exclusive right to commercialize, prepare and sell products based upon, sublicense, prepare derivative works from, or otherwise use or exploit the intellectual property rights granted to it under this Section 6.1.



6.2. OWNERSHIP BY SUBCONTRACTOR. Except as otherwise set forth below, Subcontractor shall own or retain its rights in all right, title and interest in Subcontractor intellectual property which is used in the performance of this Agreement or any SOW hereunder that is wholly developed and owned by or licensed to Subcontractor prior to the Effective Date of this Agreement. Cisco grants to Subcontractor a perpetual, irrevocable, worldwide, fully paid up, royalty-free, non-exclusive, personal and nontransferable license to use intellectual property which Subcontractor develops in the course of performance of the Services and or otherwise develops after the Effective Date which is discernible by, or disclosed or delivered to, either Cisco or Customer. Notwithstanding the foregoing, Cisco shall own all Deliverables pursuant to the provisions of Section 6.1 and the license rights set forth in this Section 6.2 shall not apply to any such Deliverable (but such license shall apply to the intellectual property therein).


6.3. SUBCONTRACTOR GRANT OF LICENSE. If any intellectual property used or developed hereunder or any Services, Subcontractor Work Product or Results are based on, or incorporate or are improvements or derivatives of, or cannot reasonably be made, used, reproduced and distributed without using or violating intellectual property rights, the rights of which are not assigned or otherwise obtained by Cisco hereunder, Subcontractor hereby grants to Cisco a perpetual, irrevocable, worldwide, fully paid up, royalty-free, non-exclusive, right and license, including the right to sublicense and to authorize the granting of sublicenses, to exploit and exercise all such technology and rights (including any modification, improvements and derivatives thereof).

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6.4      WAIVER OF MORAL RIGHTS. Subject to Section 6.2, Subcontractor hereby waives any and all moral rights, including without limitation any right to identification of authorship or limitation on subsequent modification that Subcontractor (or its employees, agents, subcontractors or consultants) has or may have in the Services, Subcontractor Work Product or Results, and in any other intellectual property that is or becomes the property of Cisco under this Section.


6.5. CISCO AS ATTORNEY IN FACT. Subcontractor agrees that if Cisco is unable because of Subcontractor's unavailability, dissolution or incapacity, or for any other reason, to secure Subcontractor's signature to apply for or pursue any application for any United States or foreign patents or mask work or copyright registrations covering the inventions assigned to Cisco above; then Subcontractor hereby irrevocably designates and appoints Cisco and its duly authorized officers and agents as Subcontractor's agent and attorney in fact, to act for and in Subcontractor's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Subcontractor.

7.       SOFTWARE LICENSE.

7.1. Subject to the terms of this Agreement, Cisco grants to Subcontractor a nonexclusive and nontransferable license to use the Software specified in the SOW in object code form and related documents (e.g. technical specifications, manuals) for the sole purpose of providing Services and preparing Subcontractor Work Product pursuant to such SOW. The license granted herein shall be for use of the Software solely as provided in this Section 7 and the SOW. Unless expressly authorized in a specific SOW, this license shall extend only to Software to be integrated into products delivered to and installed for Customer. EXCEPT AS EXPRESSLY AUTHORIZED UNDER THIS AGREEMENT AND A SPECIFIC SOW, SUBCONTRACTOR SHALL NOT (AND SHALL NOT PERMIT A THIRD PARTY TO): COPY, IN WHOLE OR IN PART, SOFTWARE OR RELATED DOCUMENTS; USE THE SOFTWARE ON UNAUTHORIZED) OR SECONDHAND CISCO EQUIPMENT; MAKE ERROR CORRECTIONS OR OTHERWISE MODIFY THE SOFTWARE OR DOCUMENTS; DECOMPILE, DECRYPT, REVERSE ENGINEER, DISASSEMBLE OR OTHERWISE REDUCE ALL OR ANY PORTION OF THE SOFTWARE TO HUMAN-READABLE FORM; OR TRANSFER, SUBLICENSE, RENT, LEASE, DISTRIBUTE, SELL, OR CREATE DERIVATIVE WORKS OF THE SOFTWARE OR DOCUMENTS.

7.2. Section 3 of this Agreement, Confidentiality, applies to the Software licensed herein above. Subcontractor shall maintain and reproduce all copyright and other proprietary notices on all copies, in any form, of the Software in the same form and manner that such copyright and other proprietary notices are included on the Software. Subcontractor agrees that aspects of the Software and associated documentation, including the specific design and structure of individual programs, constitute trade secrets and/or copyrighted material of Cisco. Subcontractor shall not disclose, provide, or otherwise make available such trade secrets of copyrighted material in any form to any third party without the prior written consent of Cisco. Subcontractor shall implement reasonable security measures


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

         to protect such trade secrets and copyrighted material. Title to Software and documentation shall remain solely with Cisco.

7.3. This license is effective until terminated either separately or upon termination of this Agreement. Upon termination Subcontractor shall destroy or return to Cisco all copies of Software and documents relating thereto in its possession. If Subcontractor destroys licensed materials, it shall certify in writing to Cisco that such destruction has occurred. Termination of the license granted in this Section 7 is automatic upon expiration or termination of this Agreement. Cisco also may terminate this license upon written or oral notice to Subcontractor, with or without prior notice. Subcontractor also may terminate this license at any time by destroying all copies of Software and documents relating thereto which are in Subcontractor's possession and notifying Cisco of the termination. This license will terminate immediately without notice from Cisco if Subcontractor fails to comply with any provision of this license.

7.4. If any portion of this license section is found to be void or unenforceable, the remaining provisions of this license shall remain in full force and effect. This license constitutes the entire license between the parties with respect to the use of Software.

7.5. Cisco's commercial software and commercial computer software documentation is provided to United States Government agencies in accordance with the terms of this software license, and per subparagraph "(c)" of the "Commercial Computer Software-Restricted Rights" clause at FAR 52.227-19 (June 1987). For DOD agencies, the restrictions set forth in the "Technical Data-Commercial Items" clause at DFARS 252.227-7015 (Nov 1995) shall also apply.

8.       ACCEPTANCE.

         For purposes of this Agreement, acceptance of the Services and Subcontractor Work Product described in each SOW shall occur on the date such Services and Subcontractor Work Product have met the completion criteria specified in the Statement of Work to the reasonable satisfaction of Cisco, as evidenced by issuance of written confirmation of completion and acceptance by Cisco. Final acceptance of Services or Subcontractor Work Product may, in Cisco's discretion, be held in abeyance pending acceptance of same by the Customer.

9.       FEES FOR SERVICES PERFORMED.

9.1. Subcontractor shall be paid the amounts determined in accordance with this Section 9 and the SOW for the Services and Subcontractor Work Product . Such payments shall be Subcontractor's sole compensation, including travel and all other expenses, for its rendering of the Services and preparation and delivery of the Subcontractor Work Product, including the Subcontractor Work Product and Results required to be delivered to Cisco under this Agreement and the applicable SOW.

9.2. Except as otherwise set forth in an applicable SOW, Subcontractor shall determine the amount due for each category of resource listed in the following chart by multiplying the hourly rate for each such category times the number of hours
         (rounded to the nearest 1/10 of an hour) spent by such resource in providing Services for the project specified in the SOW (the "Project"). Subject to Subcontractor approval, additional discounts may apply.

                                                                          DESCRIPTION OF QUALIFICATIONS,
      RESOURCE CATEGORY                        RATE PER HOUR              RESPONSIBILITIES AND TASKS
      -----------------                        -------------              --------------------------
      Project Manager                          US $250
      Senior Project Engineer                  US $225
      Project Engineer                         US $200
      ___________________                      US$
      ___________________                      US$



9.3. Cisco shall notify Subcontractor in writing within 5 days following the later of (i) completion of the Services and acceptance of the Services and Deliverables by Cisco and Customer and (ii) final acceptance of the Project by Customer. Subcontractor shall invoice Cisco at the address set forth in the SOW for the Services provided with respect to the Project in an amount determined in accordance with this Section 9 and the SOW. Payment terms are thirty days from receipt of a correct invoice. If Cisco shall send to Vendor payment for an invoice within 10 days of receipt of an invoice from Vendor, the amounts otherwise due Subcontractor pursuant to such invoice shall be reduced by two percent (2%) and payment of such reduced amount by Cisco shall constitute payment in full of the invoiced amount.


9.4. Subcontractor represents and warrants to Cisco that the charges to Cisco set forth in this Agreement are not and will not be less favorable than those charged by Subcontractor for substantially similar products and/or services in equal or lesser quantities and on substantially similar terms, in the same practice area (as identified from time to time on Subcontractor's web page) and the same geographic area, when acting as a subcontractor for other "backbone" equipment providers (such third-party charges being sometimes referred to herein as "Comparable Third-Party Charges"). In the event that Subcontractor enters into an agreement with a third party pursuant to which the Comparable Third-Party Charges charged by Subcontractor are less than those charged to Cisco hereunder in any material respect, then Subcontractor shall promptly notify Cisco of such agreement, including the material terms thereof. Cisco may within sixty (60) days after receiving such notice elect to substitute the provisions governing consideration to Subcontractor under such agreement for the consideration provisions of this Agreement, provided, in such event, that Cisco shall be required to assume in writing and perform all material terms governing consideration and other obligations, and satisfy any material conditions, to which such third party is subject under its agreement with Subcontractor. The provisions so substituted and terms and conditions so assumed by Cisco shall apply to all products and services subsequently ordered by Cisco hereunder, PROVIDED, that notwithstanding the foregoing provisions of this Section 9.4, in the event that Cisco exercises the rights described in this Section, Subcontractor shall have the right, exercisable by written notice to Cisco given within sixty (60) days after receiving Cisco's notice exercising its rights hereunder, to terminate this Agreement, in which event Subcontractor shall comply with Section 14.4 hereof with respect to any uncompleted SOW's and with Section 14.5 hereof.

10.      INDEPENDENT CONTRACTOR

         Cisco and Subcontractor are independent contractors and have no power or authority to bind the other or to create any obligation or responsibility on behalf of the other. Under no circumstances shall any employee of one party be deemed to be the employee of the other for any purpose. Nothing herein shall be construed as implying a joint venture, agency, employer-employee or partnership relationship between the parties hereto. Subcontractor is solely responsible for all of its own taxes, withholdings, and other similar statutory obligations related to this Agreement and any SOW.

11.      RELATIONSHIP TO THE PSA.

         Selection of subcontractors to perform the work required under a particular Customer PSA shall be in the sole discretion of Cisco, and is, if required by the PSA, subject to Customer approval. Subcontractor agrees that all its personnel who, pursuant to this Agreement, will be on Cisco's or a Customer's premises shall have appropriate authorization issued by Cisco and/or Customer prior to being accorded access to such premises. Denial of access because of failure to comply with either Cisco's or Customer's security procedures shall not be the basis of a claim for breach, nor substantiate any other claim whatsoever by Subcontractor.

12.      CHANGES TO A SOW.

         Cisco may at any time by written request make changes to a SOW, provided such changes are within the general scope of the SOW, and Subcontractor shall proceed without delay to evaluate requested changes and notify Cisco promptly (but in all cases within twenty-four (24) hours after receiving such request) of any objections to the requested changes. Should any change to an SOW directly result in a change to the time, place or cost of performance of the SOW, Subcontractor shall, within the earlier of the time specified in such request or fifteen
         (15) days of being directed to implement the change, notify Cisco that there will be an impact to the SOW cost or schedule and describe such impact. In the event the Parties reasonably determine such a change increases or decreases the cost of, or the time required for, performance of the Services or preparation of the Subcontractor Work Product under any SOW, the Parties shall agree upon an equitable adjustment to the SOW, including possible adjustment of prices or delivery schedules. For changes requested by Cisco at Customer's request or direction, such equitable adjustment shall be subject to Customer's approval and funding.

13.      TERM.


         This Agreement will commence on the Effective Date and will continue in effect for a period of four (4) years or for the period of any incomplete SOW in existence on the expiration date, whichever is later, unless amended to establish a later expiration date by a written agreement signed by both parties, or until terminated as provided in this Agreement.

14.      TERMINATION.


14.1. Cisco may terminate this Agreement or any individual SOW at any time, with or without cause, by giving ten (10) days written notice to Subcontractor. In the event of a termination due to breach by Subcontractor of this Agreement or any SOW, Cisco may, in its sole discretion, offer Subcontractor the opportunity to cure within the ten (10) day notice period. In the event of a termination or failure to cure under this subsection, as of the tenth day after receipt of notice of termination, Subcontractor shall immediately cease work on the terminated matter(s), performing only efforts reasonably necessary to wind down and preserve work that has been performed or as specified in Section 14.4. In the event of a termination of this Agreement, or any SOW, for any reason, Subcontractor shall be obligated to deliver, and Cisco will be obligated to pay Subcontractor for, only Services and Subcontractor Work Product actually performed or prepared by Subcontractor prior to the date of termination, and delivered to and accepted by Cisco (such acceptance by Cisco to not be unreasonably withheld) and by Customer within a reasonable time after the effective date of termination, consistent with the payment terms in the SOW. Subcontractor shall also take all actions required to protect and preserve new property in the possession of Subcontractor in which Cisco or Customer has an interest. Cisco may, upon notice to Subcontractor, deduct from the amounts otherwise payable by Cisco to Subcontractor any undisputed amounts payable by Subcontractor to Cisco.



14.2. Subcontractor may terminate this Agreement and/or any individual SOW if Cisco breaches a material provision of this Agreement or any SOW and fails to cure such breach within thirty (30) days of receipt of written notice of the breach from Subcontractor.


14.3. Notwithstanding the foregoing, this Agreement and/or any SOW hereunder may be terminated immediately by Cisco in the event of (i) Subcontractor's breach of Subsection 2.5 (licenses and permits),
         Section 3 (Confidentiality), Section 4 (Subcontractor's Representations, Warranties and Covenants), Section 6 (Ownership and License), Section 7 (Software License), or Subsection 19.10 (Export Law Control), (ii) in the event of a sale of all or substantially all of Subcontractor's assets, or transfer of a controlling interest in Subcontractor to an unaffiliated third party or (iii) expiration or termination of the PSA for any reason.

14.4. Notwithstanding the foregoing, upon termination of this Agreement for any reason, Cisco reserves the right to determine whether to require Subcontractor to complete any SOWs previously executed by Cisco and Subcontractor. If completion is required by Cisco, Subcontractor shall perform the relevant SOW(s) in conformance with their respective terms and conditions, and this Agreement, including this termination section, will continue to apply to that performance.

14.5. Subcontractor shall, if requested by Cisco, take all reasonable steps to achieve an orderly transition upon termination and shall, if requested by Cisco, provide reasonable training for Cisco or third party personnel and other support and assistance to ensure continuity in the performance of the obligations set forth in the PSA. If the efforts required are more than nominal transfers of residual materials and information, Cisco will pay Subcontractor a reasonable fee for such training and other services as may be mutually agreed by the parties; provided, however that Subcontractor shall not refuse to provide such training and other services prior to agreement by the parties with respect to such fees.

14.6. Subcontractor and Cisco shall continue performing its obligations under this Agreement while any dispute with Cisco is being resolved unless and until this Agreement and all SOWs expire or terminate.

14.7. The rights and remedies of each party provided in this Section shall not be exclusive and are in addition to other rights and remedies provided at law, in equity or otherwise under this Agreement.

15.      INDEMNIFICATION.

15.1. Subcontractor shall defend, indemnify and hold harmless Cisco, its corporate affiliates and their officers, directors, employees and agents and their successors and assigns, against and from any and all claims, judgments, liabilities, losses, injuries, penalties, fines and damages of every nature (including, without limitation, incidental costs and expenses, reasonable attorney's fees, reasonable costs of investigation and litigation, interest and penalties) to the extent caused by the acts or failure to act of Subcontractor, its officers, directors, employees, agents, consultants, subcontractors or vendors, directly or indirectly arising out of or in conjunction with Subcontractor's performance of this Agreement or related SOWs, including without limitation failing to comply with any applicable law or regulation or failing to obtain or maintain the validity of any state, local or federal permit, license, or approval required for performance of either party's obligations hereunder.

15.2. This indemnity protection includes any claims of infringement of intellectual property rights and claims of use of confidential or proprietary information of third parties, as provided in Section 5 hereof. In such cases, as for other indemnifiable actions, Subcontractor will pay the costs of defense and settlement and any costs and damages finally awarded by a court, arbitrator, mediator, or the other decision making authority of competent jurisdiction against Cisco. If such a claim is made or appears likely to be made, Subcontractor may procure the right for Cisco to continue using the allegedly infringing item, may modify the item or may replace it. If use of the alleged infringing item by Cisco or a Customer is enjoined, and Subcontractor determines that none of these alternatives is reasonably available, Subcontractor will take back the infringing item and refund its depreciated value, and replace the item or re-perform the affected work with non-infringing items. The rights and remedies of Cisco provided in this Section shall not be Cisco's exclusive remedy and are in addition to all ocher rights and remedies of Cisco provided at law, in equity or otherwise.

         Subcontractor shall not settle any claims under this Section 15 without Cisco's prior written consent. Cisco shall reasonably cooperate with Subcontractor, at Subcontractor's expense, in the defense of any claims under this Section 15.

16.      CONSEQUENTIAL DAMAGES WAIVER

         EXCEPT FOR LIABILITY ARISING OUT OF OR IN CONNECTION WITH SUBCONTRACTOR'S BREACH OF SECTION 3 (CONFIDENTIALITY), SECTION 6 (OWNERSHIP AND LICENSE) ) OR SECTION 7 (SOFTWARE LICENSE) OR SECTION
         8.10 (EXPORT LAW CONTROL) OR ANY OTHER BREACH OF CISCO'S PROPRIETARY RIGHTS UNDER THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY OR ITS SUPPLIERS BE LIABLE TO THE Old PARTY FOR ANY PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES AS A RESULT OF A BREACH OF THIS AGREEMENT EVEN IF SUCH PARTY OR ITS SUPPLIERS HAVE BEEN INFORMED OF THE POSSIBILITY THEREOF. Payments based on the indemnification obligations of Subcontractor shall be considered direct damages and are not subject to the foregoing waiver of consequential damages without regard to the nature of the third party claim giving rise to the indemnification obligation.

17.      INSURANCE.

17.1. Subcontractor shall at all times during the term of this Agreement and at its own expense provide and maintain, and shall require each subcontractor (regardless of tier) to provide and maintain, in effect those insurance policies and minimum limits of coverage as designated below or such additional policies or higher amount as required (and subject to any additional terms) as are required by the PSA, and any other insurance required by an SOW or by law in any state where Subcontractor or its subcontractor(s) (regardless of tier) provides Services under this Agreement, in insurance companies with an A.M. Best's Insurance Rating of A:VIII or better or otherwise acceptable to Cisco, and will comply with all those requirements as stated herein. In no way do these minimum requirements limit the liability assumed elsewhere in this Agreement.


         17.1.1. Workers' Compensation and Employers Liability Insurance. Workers' Compensation insurance shall be provided as required by any applicable law or regulation and, in accordance with the provisions of the laws of the nation, state, territory or province having jurisdiction over Subcontractor's employees. Employers Liability insurance shall be provided in amounts not less than $1,000,000. If there is an exposure to injury of Subcontractor's employees under the US Longshoremen's and Harbor Workers' Compensation Act, the Jones Act or under laws, regulations or statutes applicable to maritime employees, coverage shall be included for such injuries or claims.


         17.1.2. General Liability Insurance. Subcontractor shall carry a policy of Commercial General Liability or Public Liability insurance covering all operations by or on behalf of Subcontractor arising out of or connected with this Agreement providing insurance for bodily injury liability and property damage liability for the limits of liability indicated below and including but not limited to coverage for:

                  o        premises and operations

                  o        products-completed operations

                  o contractual liability (including advertising and personal injury) insuring the obligations assumed by Subcontractor in this Agreement

                  o broad form property damage (including completed operations) personal injury liability (with deletion of the exclusion for liability assumed

                  o        under contract)

                  o        independent contractor's protective liability

                  The limits of liability shall not be less than:


                  $1,000,000   each occurrence combined single limit (for bodily
                               injury and property damage)



                  $2,000,000   general aggregate



         17.1.3. AUTOMOBILE LIABILITY INSURANCE. Subcontractor shall carry Business Automobile Liability insurance, including bodily injury and property damage for all vehicles used in the performance of Subcontractor's SOWs under this Agreement, including but not limited to all owned, hired and non-owned vehicles. The limits of liability shall be $1,000,000 combined single limit for each accident or whatever is required by statute, whichever is greater.



         17.1.4. ERRORS AND OMISSIONS LIABILITY INSURANCE (PROFESSIONAL LIABILITY). Subcontractor shall provide evidence of insurance for design and professional liability evidencing coverage with a limit of not less than $2,000,000 per claim and $5,000,000 in the aggregate.


         17.1.5. UMBRELLA LIABILITY AND/OR EXCESS LIABILITY INSURANCE. Subcontractor shall carry Umbrella Liability and/or Excess Liability insurance for not less than the following limits in excess of the limits provided by the Subcontractor's Employer's Liability, Commercial General Liability, and Automobile Liability insurance policies. The Umbrella/Excess policy shall not contain an exclusion for contractual liability.


                  $5,000,000   each occurrence (combined single limit for bodily
                               injury and property damage)



                  $10,000,000  general aggregate


         17.1.6. Subcontractor shall continue to maintain liability insurance for the products-completed operations hazard and for the errors and omissions hazard for three years following completion of and acceptance of the Services and

                  Subcontractor Work Product by Cisco. Subcontractor shall furnish Certificates of Insurance annually to Cisco at the beginning of each of these subsequent three years as evidence of this required insurance.

         17.1.7. Cisco, its officers, directors, employees and agents shall be named as Additional Insureds for General Liability and Excess/Umbrella liability policies above. The policy(s) shall be endorsed to stipulate that Subcontractor's insurance shall be primary insurance and that any other insurance maintained by Cisco shall be excess only and non-contributing.

         17.1.8. Certificates of Insurance shall be furnished by Subcontractor to Cisco before work on any Services or Subcontractor Work Product are commenced hereunder by Subcontractor and thirty
                  (30) days prior to policy renewal. The Certificates of Insurance shall provide that there will be no cancellation or non-renewal of coverage without thirty (30) days prior written notice to Cisco. Copies of the endorsements required hereunder shall be furnished with the certificates. If reasonably requested by Cisco, a certified copy of the actual policy(s) with appropriate endorsement(s) shall be provided to Cisco.

         17.1.9. If Subcontractor does not comply with the insurance requirements of this Section, Cisco may, at its option, provide insurance coverage to protect Cisco and Subcontractor and charge Subcontractor for the cost of that insurance. The required insurance shall be subject to the approval of Cisco, but any acceptance of insurance certificates by Cisco shall not limit or relieve Subcontractor of the duties and responsibilities assumed by it under this Agreement.

         17.1.10. Except where prohibited by law, Subcontractor does hereby and its insurers and its subcontractor(s), consultants, suppliers, and agents (regardless of tier) and their respective insurers do hereby, waive all rights of recovery or subrogation against Cisco, its affiliates and their respective officers, directors, employee, agents, and insurers. Subcontractor shall cause its subcontractor(s), consultants, suppliers and agents (regardless of tier) and their respective insurers to acknowledge and agree to such waiver and shall provide Cisco with a copy of such waiver.

         17.1.11. Subcontractor shall obtain insurance or shall reimburse Cisco or Customer, as appropriate, for loss or damage to any Cisco-owned or Customer-owned property in the care, custody, or control of Subcontractor, for all losses including, but not limited to theft, loss, misappropriation or destruction caused by Subcontractor, its employees, agents, members or consultants whether intentional or through negligence.

         17.1.12. In the event Subcontractor utilizes the services of subcontractors of any type to perform the Services contemplated hereunder, Subcontractor shall require from or provide for all subcontractors the same minimum insurance requirements detailed above. Cisco reserves the right to request copies of subcontractor certificates and/or certified copies of insurance policies from Subcontractor when deemed necessary.

18.      INJUNCTIVE RELIEF.

         The parties agree unauthorized use of Confidential Information, Subcontractor Work Product, or any information contained therein could irreparably diminish the value to Cisco of its trade secrets or proprietary information such that Cisco will have no adequate remedy in damages. Therefore, if Subcontractor breaches any of its confidentiality obligations hereunder, Cisco shall be entitled to equitable relief to protect its interests therein, including but not limited to injunctive relief, as well as monetary damages.

19.      GENERAL.


19.1. NOTICES. All notices intended for the parties shall be effective if sent to their respective addresses set forth in the preamble to this Agreement; if to Cisco, Attention: Senior Vice President, Customer Advocacy; if to Subcontractor, Attention: Kimberly King. Notices under this Agreement will be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service with next business day delivery and tracking capabilities and costs prepaid, or mailed by prepaid certified or registered mail, return receipt requested, to a party at its address first set forth in this Agreement. If not received sooner, notices by mail shall be deemed received three (3) days after deposit in the U.S. mails.


19.2. AUDIT. Subcontractor shall maintain accurate records of all amounts billable to and payments made by Cisco hereunder in accordance with recognized accounting practices and the requirements of the PSA. Cisco shall have the right to audit any and all records of Subcontractor relating to this Agreement and any SOW hereunder, including all documents related to Subcontractor's compliance with Sections 2.5, 2.9,
         4.2 and employee timecards upon reasonable notice, during business hours and with minimal disruption to Subcontractor's business. Subcontractor agrees that such records will be available for audit by Cisco or its agents during normal business hours upon reasonable notice. Customer shall have the right to audit the records and operations of Subcontractor in accordance with the applicable provisions of the PSA; provided that Subcontractor is furnished with the applicable portions of the PSA prior to entry into an SOW.


19.3. CHOICE OF LAW. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of California, United States of America, as if performed wholly within the state and without giving effect to the principles of conflicts of laws. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.


19.4. NO WAIVER. No waiver of rights under this Agreement or any SOW hereunder by either party shall constitute a subsequent waiver of this or any other right under this Agreement or any SOW.

19.5. ASSIGNMENT. Neither this Agreement nor any rights or obligations under this Agreement (nor any SOW hereunder), other than monies due or to become due, shall be assigned or otherwise transferred by Subcontractor (by operation of law or otherwise) without the prior written consent of Cisco. Cisco shall have the right to assign all or part of this Agreement without Subcontractor's approval. This Agreement and any SOW shall bind and inure to the benefit of the successors and permitted assigns of the parties.

19.6. ILLEGALITY. In the event that any of the terms of this Agreement or any SOW hereunder or the performance of any obligation by either party thereunder becomes or is declared to be illegal by any court of competent jurisdiction or other governmental body, such term(s) shall be null and void and shall be deemed deleted from this Agreement or the SOW. All remaining terms of this Agreement or the SOW shall remain in full force and effect. Notwithstanding the foregoing, if this paragraph becomes applicable and, as a result, the value of this Agreement or any SOW is substantially impaired for either party, then the affected party may terminate this Agreement or the SOW by written notice to the other.

19.7. ATTORNEYS' FEES. In any suit or proceeding between the parties redating to this Agreement or any SOW hereunder, the prevailing party will have the right to recover from the other its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in any judgment in its favor issued by a court or other tribunal or decision maker of competent jurisdiction. This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgment.

19.8. NO AGENCY. Neither party has the right or authority to, and shall not, assume or create any obligation of any nature whatsoever on behalf of the other party or bind the other party in any respect whatsoever.

19.9.    SURVIVAL. Sections 3, 4, 5, 6, 14, 15, 16, 17.1.6, 17.1.10, 17.2, 18
         and 19 shall survive termination or expiration of this Agreement.

19.10.   EXPORT LAW CONTROL

         19.10.1. Subcontractor hereby acknowledges that the Services, Subcontractor Work Product, Results, Cisco products and technology or direct products thereof (hereafter referred to as "Products and Technology"), supplied by Cisco or used or created by Subcontractor under this Agreement are subject to export controls under the laws and regulations of the United States (U.S.). Subcontractor shall comply with such laws and regulations and agrees not to export, re-export or transfer Products and Technology without first obtaining all required U.S. government authorizations or licenses. Cisco and Subcontractor each agree to provide the other such information and assistance as may reasonably be required by the other in connection with securing such authorizations or licenses, and to take timely action to obtain all required support documents.

         19.10.2. Subcontractor hereby certifies that none of the Products and Technology supplied by Cisco or used or created by Subcontractor under this Agreement will be exported, re-exported, or otherwise transferred by Subcontractor:

                  (i) to a U.S. embargoed or highly restricted destination, (15 United States Code of Federal Regulations ("CFR")
                           Part 746)

                  (ii) for use by or for any military end-user, or in any military end-use located in or operating under the authority of any country identified in Country Group D1 under 15 CFR, Supplement No. 1 to Part 740, (15 CFR Part 740)

                  (iii) to, or made available by Subcontractor for use by or for, any entity that is engaged in the design, development, production, stockpile or use of nuclear, biological or chemical weapons or missiles, (15 CFR
                           Part 744)

                  (iv) to parties on any of the U.S. Government's lists of denied persons, (15 CFR Part 764)

         without first obtaining all required U.S. Government authorizations or licenses.

         Subcontractor's obligation under this Section 19 shall survive the expiration or termination of this Agreement. Subcontractor agrees to maintain a record of exports, re-exports, and transfers of the Products and Technology for five years and to forward within that time period any required records to Cisco or, at Cisco's request, the U.S. Government. Subcontractor agrees to permit audits by Cisco or the U.S. Government as required under the regulations to ensure compliance with this Agreement.

19.11. MISREPRESENTATION WARRANTY. Subcontractor hereby agrees to indemnify Cisco for the cost of satisfying any warranties made by Subcontractor to Customer in performance of this Agreement or any SOW hereunder, and for any representation or misrepresentation regarding Cisco's reputation or Cisco's products.

19.12. FORCE MAJEURE. Neither party shall be liable for any delay or failure in performance due to acts of God, earthquake, flood, riots, fire, epidemics, war or terrorism (a "Force Majeure Event"). Each party shall immediately notify the other party of the occurrence of Force Majeure Event affecting such party and shall use all reasonable efforts to ! recommence performance as soon as possible. The obligations and rights of the excused party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

19.13. ENTIRE AGREEMENT. This Agreement, together with the terms of the PSA with which Subcontractor must comply pursuant to this Agreement and all SOWs expressly incorporated herein, is the complete agreement between the parties hereto concerning the subject matter of this Agreement and replaces any prior oral or written communications between the parties, and expressly supersedes that Professional Services Subcontract Agreement between the parties dated November 24, 1998 and such agreement shall be terminated as of the date hereof and be of no further force or effect. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. This Agreement may only be modified by a written document executed by the parties hereto.

19.14. NO THIRD PARTY BENEFICIARIES. Except as expressly set forth herein, nothing expressed or referred to in this Agreement shall be construed to give any person or entity other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement.

                                  Exhibit 20(B)



                                    EXHIBIT A



                                 CISCO SYSTEMS

                                   [LOGO](R)



--------------------------------------------------------------------------------

            PROFESSIONAL SERVICES SUBCONTRACT (PSS) STATEMENT OF WORK

--------------------------------------------------------------------------------



This Statement of Work ("SOW") is made and entered into between Cisco Systems,

Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose,

California 95134 ("Cisco") and ___________________________, a __________

corporation, with offices at ___________ ("Subcontractor"). This SOW is governed by, incorporated into, and made part of the terms of the

___________________________ ("Agreement") signed between Cisco and

Subcontractor. All terms used and not otherwise defined shall have the meaning given such terms in the Agreement.



IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.



CISCO SYSTEMS INC.                   _________________________________________



By:________________________________  By:______________________________________



Name:______________________________  Name:____________________________________



Title:_____________________________  Title:___________________________________



Date:______________________________  Date:____________________________________



1.    PROJECT SCOPE. This Statement of Work, together with the Services,

      functions and responsibilities of Subcontractor set forth in the Agreement shall define the scope of the Services and the Subcontractor Work Product

      ("Services") that Subcontractor shall provide under the terms of the

      Agreement.



      The name of the project (where applicable) is:_______________("Project").



2.    SUBCONTRACTOR PERSONNEL.



3.    SUBCONTRACTOR RESPONSIBILITIES.



4.    CISCO'S RESPONSIBILITIES.



4.1   Cisco shall designate a person to whom all communications may be addressed and who has the authority to act on all aspects of the Services. Such person shall be identified below.

      4.1.1 Unless otherwise agreed to by the parties, Cisco shall use reasonable efforts to respond within [two (2)] business days of

            Subcontractor's request for documentation or information needed for the Project.



5.    SUBCONTRACTOR WORK PRODUCT. The following items shall be delivered as part of the Project (the "Deliverables"):



6.    DURATION OF WORK/SCHEDULE. Services shall commence on ____________ and be completed no later than ________.



7.    COMPLETION CRITERIA. The Project will be considered complete upon submission of the Subcontractor Work Product to Cisco and Cisco's written final acceptance thereof.



8.    CHANGE MANAGEMENT PROCEDURES.



8.1   In the event it is necessary to change this SOW other than as provided in

      Section 12 of the Agreement, the following procedure will be used:



      8.1.1 A change request document ("Change Request") will be executed by the parties describing the nature of the change, the reason for the change, and the effect the change will have on the scope of work,

            which may include changes to the Subcontractor Work Product. Parties will determine the additional charges, if any.



      8.1.2 A Change Request may be initiated by either party for any material changes to an applicable SOW. The requesting party will review the proposed change with the other party, and the appropriate authorized representatives of the parties will sign a mutually acceptable

            Change Request, indicating the acceptance of the changes by the parties.



      8.1.3 Upon execution of the Change Request, said Change Request will be incorporated into and made a part of the applicable SOW.



8.2   Whenever there is a conflict between the terms and conditions set forth in a Change Request and those set forth in the SOW or previous Change

      Request, the terms and conditions of the most recent Change Request shall prevail.



9.    FEES AND PAYMENT.



9.1   The aggregate fee for the services described herein is not to exceed

      US$__________. Invoices should be sent to: Cisco Systems, Inc., PO Box

      641570, San Jose, CA 95164-1570, Attn: Accounts Payable with a copy to the

      Cisco Primary Contact listed below.



9.2   The individuals who will provide Services pursuant to this SOW are listed in the following chart (the "Project Staff"), along with the category of each such individual for purposes of determining fees pursuant to Section

      9 of the Agreement and the estimate hours which such individual will work in providing Services. Except to the extent required on an emergency basis, Subcontractor shall not replace or reassign a member of the Project

      Staff without the prior written consent of Cisco.

      Individual         Resource Category       Estimated Hours



10.   PRIMARY CONTACTS



      _____________________________       __________________________________

      Cisco Systems, Inc.                 __________________________________

      170 West Tasman Drive               __________________________________

      San Jose, CA 95134                  __________________________________

      ___________________(phone)          __________________________________

      ___________________(fax)            __________________________________

                                      EXHIBIT B



                                  CISCO SYSTEMS

                                    [LOGO](R)



--------------------------------------------------------------------------------

                     PROFESSIONAL SERVICES SUBCONTRACT (PSS)

--------------------------------------------------------------------------------



                               Cisco Systems, Inc.



                         Year 2000 Compliance Agreement



                   Cisco Compliance Agreement Number: ________



This YEAR 2000 COMPLIANCE AGREEMENT ("Agreement") is made and entered into as of this 13th day of May, 1999, (the Effective Date) by and between Cisco Systems,

Inc., a California Corporation, with offices at 170 W, Tasman Drive, San Jose,

California 95134 ("Cisco") and Predictive Systems, Inc. a Delaware corporation,

with offices at 145 Hudson Street, New York, NY ("Primary Provider").



This Agreement assures Cisco that the Products purchased by Cisco from Provider are compliant to all aspects of year 2000 processing and that Provider has a year 2000 compliance program established to verify and support its Products and internal processes.



1.    DEFINITIONS



1.1   "Software Product(s)" shall mean any level of software including, but not limited to, microcode, firmware, operating systems, application programs,

      files and databases which may be provided by Provider.



1.2   "Product(s)" shall mean any materials, services, non-software products,

      software products, or licensed products.



1.3   "Provider" shall mean any developer, vendor, supplier or other entity that provides materials, services, non-software products, software products, or licensed products to Cisco, including the Primary Provider.



1.4   "Four Digit Format" shall mean the format which represents all four digits of the calendar year. The first two digits represent the century and the last two digits represent the year within the century (e.g. "1996" is represented as "1996").



1.5   "Leap Year" shall mean the year during which an extra day is added in the calendar month, February. Leap Year occurs in all years divisible by 400 or evenly divisible by 4 and not evenly divisible by 100. For example,

      1996 is a Leap Year since it is divisible by 4 and not evenly divisible by

      100. The year 2000 is a Leap Year since it is divisible by 400.

1.6   "Year 2000 Compliant" shall mean all calendar year representations used within the Products which, when operated (including, but not limited to,

      arithmetic, comparison and sorting operations) before, during and after the actual calendar year 2000 AD shall not produce subsequent operations and/or generate output which yield results in variance with the normal course of operations of the Product or error conditions which are the direct result of the use of a calendar year representation. Products will process calendar dates (including, but not limited to, arithmetic,

      comparison and sorting) using a Four Digit Year Format. Products will correctly process calendar dates for Leap Year. Data which is processed by

      Year 2000 Compliant Products will be compatible between Products which are not Year 2000 Compliant. In addition, the Year 2000 Compliant Product shall continue to be in compliance with the Product's specification and will continue to perform its functionalities before, during and after the year 2000.



2.    REPRESENTATION AND WARRANTIES



Provider represents and warrants that Provider's Products that are supplied to

Cisco and Provider's internal processes, including, but not limited to,

Provider's manufacturing, purchasing and shipping processes ("Processes"), meet the following Year 2000 standard:



2.1   General. Provider's Products and Processes shall:



      (a)   Adherence. Comply with the above listed year 2000 compliance definition as stated in section 1.6.



      (b)   General Integrity. Products will accurately process date/time calculations (including, but not limited to, calculating, comparing,

            and sequencing) from, into and between the twentieth and

            twenty-first centuries, between the years 1999 and 2000, and during a Leap Year.



      (c)   Date Integrity. All manipulations of time-related data (dates,

            duration, days of week, etc.) will produce desired results for all valid date values within the application domain.



      (d)   Explicit Century. Date elements in interfaces and data storage permit specifying century to eliminate date ambiguity.



      (e)   Implicit Century. For any date element represented without century,

            correct century is unambiguous for all manipulations involving that element.



      (f)   Interfacing. Year 2000 Compliant Products, when used in combination with other year 2000 compliant products, shall accurately process date/time provided that such other products properly exchange date/time data with it.



2.2   Additional Provisions.



      (a)   The Product will (i) perform in accordance with the specifications and related documentation provided by Provider (and will achieve any function described therein), and (ii) be free from defects in materials, workmanship or design even
            after any modifications to make such Product Year 2000 compliant.

            Provider will promptly correct or replace (at its option) any defective Product.



      (b)   Provider has established a year 2000 compliance program that includes the year 2000 compliance verification of Product and

            Processes, a recovery plan should year 2000 issues arise and has verified the year 2000 compliance of Provider's suppliers.



      (c) Any exceptions to the above are set forth below.



Exceptions: ____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



3.    AUDIT



Cisco has the right, at any time during the term of this Agreement and upon reasonable notice, to review Provider's compliance program and Processes. Such audit may include, but is not limited to, on-site testing procedures including the possibility of a live demonstration, documentation, reports and verification that Provider is obtaining proof of Year 2000 Compliance of Provider's suppliers.



4.    TERM



The Year 2000 Compliance warranty set forth herein shall begin as of the date of the Product purchase agreement and shall continue into and through January 31,

2001.



5.    GOVERNING LAW



The terms and conditions of the Agreement shall be governed by the laws of the

State of California. The parties agree to submit to the jurisdiction of the state or federal court located in Santa Clara County, California.



6.    ORDER OF PRECEDENCE



This Agreement shall be controlling over any additional, inconsistent or conflicting terms of any purchase order, confirmation, invoice, acknowledgment,

release, acceptance or other written correspondence, even if accepted in writing by both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.



CISCO SYSTEMS, INC.                        PROVIDER





Signature /s/ [ILLEGIBLE]                  Signature /s/ [ILLEGIBLE]

         ----------------------------               ---------------------------

Name (printed)                             Name (printed) Robert [ILLEGIBLE]

              -----------------------                    ----------------------

Title                                      Title President

     --------------------------------           -------------------------------

Date                                       Date 5/13/99

    ---------------------------------          --------------------------------

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99

CISCO SYSTEMS

[LOGO](R)



                    Professional Services' Statement of Work



                                       For



                               PREDICTIVE SYSTEMS

                                145 Hudson Street

                                   Sixth Floor

                            New York, New York 10013





               Master Agreement Number: PREDICTIVE SYSTEMS_1999_1

                    SOW Number: Predictive_SOW_1999_1000.doc

                              Revision Number: 003





--------------------------------------------------------------------------------

Prepared by: [****]                    1


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



CISCO SYSTEMS

[LOGO](R)

--------------------------------------------------------------------------------

  Statement of Work for Equipment Installation and Project Management Services

--------------------------------------------------------------------------------



This Statement of Work ("SOW") for the development of the ZoomTown Network

Operating Center ("NOC") is made and entered into between between Cisco Systems

Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose,

California 95134 ("Cisco") and Predictive Systems, Inc., Inc., a New York

corporation, with offices at 145 Hudson Street, Sixth Floor, New York, NY 10013

USA ("Subcontractor") as of the date last written below ("Effective Date").



This SOW is governed by, incorporated into, and made part of the Professional

Services Subcontract Agreement ("Agreement") between Cisco and Subcontractor.



The terms of this SOW is limited to the scope of this SOW and shall not be applicable to any other SOWs which may be executed and attached to the

Agreement.



IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.



CISCO SYSTEMS, INC.                     PREDICTIVE SYSTEMS, INC.



By:                                     By:

   ---------------------------             -----------------------------

Name:                                   Name:

     -------------------------               ---------------------------

Title:                                  Title:

      ------------------------                --------------------------

Date:                                   Date:

     -------------------------               ---------------------------



1. PROJECT SCOPE.



      This Statement of Work defines the Services and the Deliverables that

      Subcontractor shall provide to Cisco and Cisco's Customer under the terms of the Agreement ("Services"). Services shall be provided during normal hours of business (Monday through Friday, 8:00 a.m. to 5:00 p.m., local time or as otherwise agreed to in a written schedule, excluding Cisco observed holidays as outlined below for the 1999 calendar year).





--------------------------------------------------------------------------------

Prepared by: [****]                    2


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]



Subcontractor will provide to Cisco's customer the appropriate number of project engineers throughout both phases. These technical human resources will be utilized to [****]. The services will be provided 40 hours per week at the location specified in Section 1.1, during normal hours of business (Monday through Friday, 8:00 a.m. to 5:00 p.m.), local time or as otherwise agreed to in a written schedule, excluding Cisco observed holidays as outlined below for the 1999 calendar year).

[****]



                     Cisco Systems' 1999 US Holiday Schedule

                     ---------------------------------------



      Monday, July 5, 1999                      Day after July 4

      Monday, September 6, 1999                 Labor Day

      Thursday, November 25, 1999               Thanksgiving Day

      Friday, November 26, 1999                 Day after Thanksgiving Day

      Friday, December 24, 1999                 Christmas Eve Day

      Friday, December 31, 1999                 New Year's Eve Day





--------------------------------------------------------------------------------

Prepared by: [****]                    3


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



      Subcontractor shall provide Services (as described in Section 4 hereof)

      for the following Customer site(s):



1.1 Location:



   Primary Location:      [****]

   Address:               [****]

   Contact:               [****]

   Telephone Number:      [****]

   Fax Number:            [****]



   E-mail Address:        [****]



2. SERVICES AND DELIVERABLES:



      The following shall be delivered to Customer:



[****]



3. DURATION OF WORK/SCHEDULE:



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    4


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



4. RESPONSIBILITIES OF THE PARTIES:

   PROJECT PHASE(S) ONE AND TWO



      4.1 Subcontractor(s) shall be responsible for the following:



            4.1.1 Provide a point of contact for all support issues within the scope of the project.

            4.1.2 Attend regular meetings as agreed upon with the Cisco and

                  Cisco's customer in Cincinnati.

            4.1.3 Ensure that all agreed upon project deliverables are completed with a high degree of quality and meet Customer expectations.

            4.1.4 Plan and manage Cisco contracted on-site activities and resources.

            4.1.5 Confirm project dates and times to Cisco Project Manager and

                  Cisco's customer.



[****]



      4.5 Maintenance Procedures.



            4.5.1 Determine and document NOC role in network and management systems maintenance, under the current and enhanced EMS

                  before they occur.





--------------------------------------------------------------------------------

Prepared by: [****]                    5


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99




[****]



      4.7 External Interfaces.



            4.7.1 [****]

            4.7.2 Interface with Engineering.

            4.7.3 [****]

            4.7.4 Interface with Management.

            4.7.5 Interface with end users.



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    6


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    7


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    8


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    9


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared By: [****]                    10


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    11


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    12


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99





[****]





--------------------------------------------------------------------------------

Prepared by: [****]                    13


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



[****]



            4.38.2 Status Reports.



Subcontractor will provide a weekly status report in electronic format to the

Cisco's Project Manager. The report form will be brief, listing any items that were completed that week and the open items for the next week. The purpose of the reports is to provide weekly information on the status of the project and any outstanding issues from the week. The reports will be available on Monday morning.





--------------------------------------------------------------------------------

Prepared by: [****]                    14


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



            4.38.3 Status Meetings.



Cisco Systems will hold weekly status meetings with its Customer and

Subcontractor on the overall project. The meeting should be held at the same time and day every week (the time and day need to be determined). The meeting will be to review any work that was performed by Cisco and the Subcontractor's team and review the open items list of work that is scheduled for the next week.

This meeting will also provide a platform for reviewing any new issues or additional project requirements.



      4.39 Cisco shall be responsible for the following:



            4.39.1 Designate a single point of contact to whom all Subcontractor communications may be addressed and who has the authority to act on all aspects of the services. Such person shall be

                   identified below. Such contact shall be available during

                   normal hours of business (Monday through Friday 8:00a.m. to

                   5:00 p.m., local time or as otherwise agreed to in a written schedule within this SOW, excluding Cisco observed holidays as indicated in Section 1).



            4.39.2 Attend regular meetings as agreed upon with Subcontractor and

                   Customer. Provide and maintain project meeting notes with

                   assigned action items, resources and time scales.



            4.39.3 Provide confirmation of the scheduled activity to the

                   Subcontractor's designated Project Manager within five (5)

                   business days from the installation date(s).



            4.39.4 Notify Subcontractor's Project Manager of any schedule changes within five (5) business days of any scheduled

                   activity.



            4.39.5 Notify Subcontractor and end-users of installation dates and times.



            4.39.6 Provide client engineering specifications to Subcontractor's

                   Project Manager(s), if required.



            4.39.7 Inform Subcontractor's Project Manager within forty-eight

                   (48) hours of Customer's confirmation by general carrier of circuit installation dates.



            4.39.8 Reimburse for all travel related expenses. Must be authorized in advance by the Cisco Program Manager for services within the scope of work.



5. SUBCONTRACTOR WORK PRODUCT:



[****]





--------------------------------------------------------------------------------

Prepared By: [****]                    15


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



6. CHANGE MANAGEMENT PROCEDURES.



      It may become necessary to amend this SOW for reasons including, but not limited to, the following:



      6.1   Customer changes to the scope of work and/or specifications for the

            Services or Deliverables;



      6.2   Customer changes to the IP addressing scheme.



      6.3   Non-availability of resources which are beyond either party's control; or



      6.4   Environmental or architectural impediments not previously

            identified.



      In the event it is necessary to change the Services and/or Deliverables contemplated by this SOW the following procedure will be followed:



      Either Cisco or Customer will prepare a document describing the nature of the change, the reason for the change, and the effect of the change on the scope of work, which may include changes to the project schedule, Services and/or Deliverables. The parties will negotiate any price increase or decrease as a result of the change.



7. INVOICING and PAYMENT.



Fees for services described herein shall be for the actual number of hours performed per month with a completed Progress Update Schedule as specified in

Section 5. Invoices should be sent to: Cisco Systems, Inc., P.O. Box 641570, San

Jose, California 95164-1570, Attention: Accounts Payable with a copy to the

Cisco Primary Contact listed below.



      Subcontractor work shall not commence without an approved Cisco Purchase

      Order.



8. COMPLETION. Subcontractor shall insure that the proper Customer personnel are scheduled to review each completed Service or Deliverable upon notification of completion by Subcontractor. Customer shall indicate its acceptance of the

Service or Deliverable by signing the Completion Certificate within five (5)

days from presentation of the completed Service or Deliverable. Services and

Deliverables will be deemed accepted if Customer fails to respond within this five (5) day period. If a Service or Deliverable is not complete for any reason,

Customer shall provide written notification to Cisco and document that fact on the Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.



9. PRIMARY CONTACTS.



   Datatec Contact:                 [****]

   Telephone Number:                [****]

   Facsimile Number:                [****]

   E-mail address:                  [****]





--------------------------------------------------------------------------------

Prepared By: [****]                    16


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



CISCO SYSTEMS

[LOGO](R)                                                  APPENDIX A-1



                                                           Milestone Number: 001



                         SERVICE COMPLETION CERTIFICATE



Pursuant to the above referenced Statement of Work (collectively, the

"Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the

Service described has been completed in a satisfactory manner on the date indicated below:



[****]                                                   Date

                                                         ----


[****]


[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   August 27, 1999





                                                        Acknowledged and Agreed:





                                             -----------------------------------

                                                               ("Subcontractor")



                                             By:

                                                --------------------------------

                                             Name:

                                                  ------------------------------

                                             Title:

                                                   -----------------------------

                                             Date:

                                                  ------------------------------





--------------------------------------------------------------------------------

Prepared by: [****]                    17


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99

CISCO SYSTEMS

[LOGO](R)                                                  APPENDIX A-2



                                                           Milestone Number: 002



                         SERVICE COMPLETION CERTIFICATE



Pursuant to the above referenced Statement of Work (collectively, the

"Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the

Service described has been completed in a satisfactory manner on the date indicated below:



[****]                                                   Date

                                                         ----



[****]

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   September 27, 1999





                                                        Acknowledged and Agreed:





                                             -----------------------------------

                                                               ("Subcontractor")



                                             By:

                                                --------------------------------

                                             Name:

                                                  ------------------------------

                                             Title:

                                                   -----------------------------

                                             Date:

                                                  ------------------------------





--------------------------------------------------------------------------------

Prepared by: [****]                    18


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99



CISCO SYSTEMS

[LOGO](R)                                                  APPENDIX A-3



                                                           Milestone Number: 003



                         SERVICE COMPLETION CERTIFICATE



Pursuant to the above referenced Statement of Work (collectively, the

"Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the

Service described has been completed in a satisfactory manner on the date indicated below:



[****]                                                   Date

                                                         ----



[****]

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   October 27, 1999





                                                        Acknowledged and Agreed:





                                             -----------------------------------

                                                               ("Subcontractor")



                                             By:

                                                --------------------------------

                                             Name:

                                                  ------------------------------

                                             Title:

                                                   -----------------------------

                                             Date:

                                                  ------------------------------





--------------------------------------------------------------------------------

Prepared By: [****]                    19


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                              SOW Tracking Number: Predictive_SOW_1999_1000.doc

                                                  Description: ZoomTown.com NOC

                                                           Revision Number: 003

                                                        Creation Date: 05/14/99

                                                        Revision Date: 08/13/99

                                                           Issue Date: 08/13/99

CISCO SYSTEMS

[LOGO](R)                                                  APPENDIX A-4



                                                           Milestone Number: 004



                         SERVICE COMPLETION CERTIFICATE



Pursuant to the above referenced Statement of Work (collectively, the

"Agreement") between Cisco Systems, Inc. and the undersigned, the undersigned hereby certifies, by the signature of an authorized representative, that the

Service described has been completed in a satisfactory manner on the date indicated below:



[****]                                                   Date

                                                         ----



[****]

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   To be Determined

[****]                                                   November 27, 1999





                                                        Acknowledged and Agreed:





                                             -----------------------------------

                                                               ("Subcontractor")



                                             By:

                                                --------------------------------

                                             Name:

                                                  ------------------------------

                                             Title:

                                                   -----------------------------

                                             Date:

                                                  ------------------------------





--------------------------------------------------------------------------------

Prepared by: [****]                    20


**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



                         Convergent Phase 2 Installation



Statement of Work for WAN Network Implementation Services



This Statement of Work ("SOW") is made and entered into between Cisco Systems,

Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose,

California 95134 ("Cisco") and Predictive Systems, Inc., a Deleware corporation,

with offices at 145 Hudson Street, New York, NY 10013 ("Subcontractor") as of

the date last written below ("Effective Date").



This SOW is governed by, incorporated into, and made part of the Professional

Services Subcontract (PSS) agreement executed on May 14, 1999 ("Agreement")

between Cisco and Subcontractor. This SOW shall cover the responsibilities that

Subcontractor shall deliver to Convergent Communications Services, Inc.

(Customer) acting as a contractor for Cisco.



The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs that may be executed and attached to the Agreement.



IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.



CISCO SYSTEMS INC.                     PREDICTIVE SYSTEMS, INC.



By:________________________________    By:______________________________________



Name:______________________________    Name:____________________________________



Title:_____________________________    Title:___________________________________



Date:______________________________    Date:____________________________________



1     PROJECT SCOPE



      This Statement of Work defines the Services and associated Deliverables

      ("Services") that Subcontractor shall provide to Customer under the terms of the Agreement.



      1.1   Primary Customer Location Information



           Network Engineering Department:                     [****]



           Address:                                            [****]



           Primary Contact:                                    [****]

           Primary Contact Phone Number:                       [****]

           Primary Contact After Hours Phone Number:           [****]

           Primary Contact Pager Number:                       [****]

           Secondary Contact:                                  [****]

           Secondary Contact Phone Number:                     [****]

           Secondary Contact After Hours Phone Number:         [****]

           Secondary Contact Pager Number:                     [****]



      1.2   Product Type, Installation Locations and Product Quantities



            Subcontractor shall provide Services (as described in Section 4 hereof) for the indicated Cisco Products at the following Customer

            EPOP locations:



                                     [****]


                                       1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________


                                    [****]



            For each of these same Customer locations, Subcontractor shall provide Services for the following non-Cisco equipment:



            Rack 2


                                    [****]



            Rack 3


                                    [****]



            If necessary, Customer shall provide services for the following additional non-Cisco power equipment:



            Rack 1


                                    [****]



2     SERVICES AND DELIVERABLES



      Subcontractor will invoice the following Services and Deliverables in accordance with the payment schedule set forth in Section 10 herein. The following Services and Deliverables shall be delivered to Customer:


                                       2

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



      2.1   Services



                                    [****]




      2.2   Deliverables



            2.2.1  Network Installation Project Plan       Not separately priced



            2.2.2  Network Design Review and               Not separately priced

                   Recommendations



            2.2.3  Installation Documentation              Not separately priced

                   for all sites



3     SCHEDULE


                                    [****]


                                       3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



4     RESPONSIBILITIES OF THE PARTIES



      Project Management



      4.1   Subcontractor shall be responsible for the following



            4.1.1  Develop a Network Installation Project Plan.



            4.1.2  Provide a Project Manager who will participate in regularly scheduled meetings and manage the Subcontractor-related

                   efforts.



            4.1.3  Schedule and manage all site surveys.



            4.1.4  Schedule and manage all installation activities within the scope of the project.



      4.2   Customer shall be responsible for the following



            4.2.1  Designate a single point of contact to whom all Cisco communications may be addressed and who has the authority to act on all aspects of the services. Such person shall be

                   identified below. Such contact shall be available during

                   normal hours of business (Monday through Friday 8:00am to

                   5:00pm local time, excluding Cisco observed holidays).



            4.2.2  Unless otherwise agreed by the parties, ensure that Cisco's request for information or documentation needed for the

                   Project is met within two (2) business days of Cisco's

                   request.



            4.2.3  Provide confirmation of the scheduled activity to the Cisco

                   Project Manager within ten (10) business days of a scheduled rollout.



            4.2.4  Notify Cisco Project Manager of any schedule changes within ten (10) business days of any scheduled activity. Scheduling changes and/or cancellations made after this ten (10) day

                   window shall be subject to Cisco's then current cancellation penalty charge.



            4.2.5  Notify the Cisco Project Manager of any hardware and/or software upgrade activity at least sixty (60) days prior to the scheduled activity. Scheduling changes and/or

                   cancellations made within ten (10) days of the original

                   activity date shall be subject to Cisco's re-scheduling

                   charge of five percent (5%).



            4.2.6  Any additional warehousing costs associated with delays due to the Customer.



            4.2.7  Insure Customer's own products covered under this agreement against loss or damage during the staging process.



      4.3   Cisco shall be responsible for the following



            4.3.1  Provide a single point of contact for all support issues within the scope of the project. Such person shall be

                   identified in Section 11 below.



      Project Engineering


                                    [****]


                                       4

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________




                                    [****]





      4.5   Customer shall be responsible for the following



            4.5.1  Provide reasonable access to Customer sites and facilities,

                   including where applicable, computer equipment, telecom

                   equipment, facilities, workspace and telephone for Cisco's use during the project.



            4.5.2  Provide adequate secured storage areas on the Customer's site for Cisco equipment for the duration of the project.



            4.5.3  When requested by Cisco, provide network physical and logical schematics to Cisco.



            4.5.4  Document and implement Customer Provided Equipment (CPE)

                   configuration as needed to implement the Cisco equipment.



            4.5.5  Provide IP addresses and subnet masks for the new products'

                   network ports.



            4.5.6  Provide access to gateway routers and/or modems for out of band access.



            4.5.7 Install and verify the operation of all external

                  communications equipment not provided by Cisco.



            4.5.8  Provide a phone line and a modem and/or Internet access to a

                   Cisco server for software and firmware downloads.



            4.5.9  Execute and deliver the WAN Unit Completion Certificate within fifteen (15) days of notification by Cisco that a job is complete.



            4.5.10 When requested by Cisco, provide Cisco a complete and documented network architecture prior to service

                   commencement.



            4.5.11 When requested by Cisco, provide the Customer's building layout, including the floor plan, cabling and power location for all applicable sites.



      Installation



      4.6   Subcontractor shall be responsible for the following



            4.6.1  Uncrate and/or un-box Cisco-provided equipment



            4.6.2  Conduct site surveys and equipment audits for completeness and accuracy.



            4.6.3  Inventory and inspect equipment.


                                       5

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



            4.6.4  Route and install cables.



            4.6.5  Attach power cords and apply power.



            4.6.6  Install, initially configure and test equipment in accordance with the documentation provided by the customer.



                  4.6.6.1  Initially load and minimally configure any basic

                           software and firmware not installed during by

                           Customer during staging.



                  4.6.6.2  Configure administrative access to EPOP equipment to allow remaining software-based network configuration

                           to be performed remotely.



                  4.6.6.3  Verify initial configuration and remote access by testing connectivity to Customer NOC prior to leaving

                           each installation site.



            4.6.7  Connect available customer facilities (telco circuits,

                   modems, dial-up lines and CPE).



            4.6.8  Troubleshoot and replace initial hardware failures relating to the installation.



            4.6.9  Be present in Customer's NOC during project acceptance testing.



      4.7   Customer shall be responsible for the following



            4.7.1  Prepare the installation site.



                  4.7.1.1  Ensure that proper environmental conditions are met.



                  4.7.1.2  Ensure that equipment racks are pre-installed at the site.



                  4.7.1.3  Ensure that adequate power is available at the

                           equipment racks.



            4.7.2  Ensure that telco demarcs/ PTT NTUs and circuit IDs are clearly identified.



            4.7.3  Ensure that any new telco circuits are installed and properly tested prior to network installation.



            4.7.4  Verify that all necessary cabling is delivered and available prior to installation.



            4.7.5  Identify a local site coordinator who is responsible for the project for each location.



                  4.7.5.1  Customer site coordinator or another customer

                           technical installation representative shall be

                           on-site at the installation location during the

                           installation process.



            4.7.6  Handle delivery of equipment not provided by Cisco.



                  4.7.6.1  Send only the required gear to each location.



            4.7.7  Specify network topology and clearly identify connectivity requirements.



            4.7.8  Provide existing network synchronization and data timing configuration.



            4.7.9  Provide voice telephone line and number (near the Cisco product) for the installer to contact Cisco headquarters

                   personnel.



            4.7.10 Provide and verify interface specifications and requirements.



            4.7.11 Verify all distance and interference limitations of interface cables to be used at installation.



            4.7.12 Provide access to proper grounding system.



            4.7.13 Provide modem line and number (near the Cisco product) for the installer to use if needed.



            4.7.14 Provide earthquake bracing if required.



            4.7.15 Provide proper security clearances and/or escorts as required to access the site for equipment installation and

                   maintenance.



            4.7.16 Provide any special safety equipment required for the site.



            4.7.17 Provide staging services in [****] for all equipment requiring such preparation.



                  4.7.17.1 Equipment assembly, if required.



                  4.7.17.2 Initially configure equipment, where possible.



                  4.7.17.3 Conduct burn-in and initial testing of equipment.


                                    [****]


                                       6

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



                  4.7.17.5 Enter configurations into the tag (label) switching controllers.



                  4.7.17.6 Assemble all parts and equipment for each site to facilitate shipping.



            4.7.18 Provide a detailed equipment installation list for each site.



            4.7.19 Wire all cross-connect and patch panels.



            4.7.20 Provide timely support for initial verification of

                   configurations and remote access by testing connectivity to

                   Customer NOC before installation team leaves each site.



5     PURCHASE ORDER ISSUANCE



      Customer shall place orders for the Services defined herein by issuing a written Purchase Order signed by an authorized representative, indicating the following:



      5.1   Services required; by reference to project SOW and task/sites



      5.2   Quantity



      5.3   Price



      5.4   Requested service date



      5.5   Bill-to address



      5.6   Service-to addresses



      5.7   Primary site contacts



      5.8   Tax exemption certificates, if applicable



      All Purchase Orders issued for the Services identified in this SOW shall reference the SOW and the Agreement. The terms and conditions of the SOW and the Agreement prevail regardless of any conflicting terms on the

      Purchase Order, other correspondence and any and all verbal communications. All Purchase Orders must be approved and accepted by Cisco at San Jose, CA. In the event of a conflict between the terms and conditions of this SOW and those in the Agreement, the terms and conditions of the Agreement shall prevail.



6     ASSUMPTIONS



      This Statement of Work and the rates/ price were prepared based on the following key assumptions ("Assumptions"). Any deviations from these

      Assumptions that arise during the Project shall be managed through the

      Change Management Procedure as specified below. Parties agree that any changes in the Assumptions may result in an adjustment in the rates/

      price.



      6.1   All site preparation work and other Customer responsibility tasks will be completed prior to the start date specified in Customer's

            Purchase Order. Delays caused by the lack of completed site preparation, or failure to meet any responsibilities as specified above on the part of Customer, will be billed at Cisco's

            then-current time and materials rates. Any additional costs incurred by Customer as a result of delays shall be the sole responsibility of the Customer.



      6.2   This Agreement does not include hardware, software or maintenance

            ("Product"), which must be purchased separately.



      6.3   Customer's network architecture design shall not change between the date of Customer's execution of this SOW and the completion of all

            Services contemplated hereunder.



      6.4   Cisco requires a lead-time of three (3) days from acceptance of a

            Purchase Order from Customer to begin work.



      6.5   Cisco will require a schedule extension of thirty (30) days for any personnel change requests made by Customer.



      6.6   Union labor is not required.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



            6.6.1  Vendor certification for engineering work within incumbent local exchange carrier (ILEC) central offices will not be

                   required.



      6.7   Services not covered under this SOW:



            6.7.1  Maintenance on Products.



            6.7.2  Unless otherwise specified in Section 4 above, any

                   customization of, or labor to install, software.



            6.7.3  Support or replacement of Product that is altered, modified,

                   mishandled, destroyed or damaged by natural causes or damaged due to a negligent or willful act or omission by Customer or use by Customer other than as specified in the applicable

                   Cisco-supplied documentation.



            6.7.4  Services to resolve software or hardware problems resulting from third party products or causes beyond Cisco's control.



            6.7.5  Services for non-Cisco software installed on any Cisco

                   Product.



            6.7.6  Any hardware upgrade required to run new or updated software.



7     CHANGE MANAGEMENT PROCEDURES



      It may become necessary to amend this SOW for reasons including, but not limited to, the following:



      7.1   Customer changes to the scope of work and/or specifications for the

            Services or Deliverables;



      7.2   Customer changes to the IP



      7.3   Non-availability of resources which are beyond either party's control; or



      7.4   Environmental or architectural impediments not previously

            identified.



      In the event it is necessary to change the Services and/or Deliverables contemplated by this SOW, the following procedure will be followed:



      Either Cisco, Subcontractor or Customer will prepare a document describing the nature of the change, the reason for the change, and the effect of the change on the scope of work, which may include changes to the project schedule, Services and/or Deliverables. The parties will negotiate any price increase or decrease as a result of the change.



8     DURATION OF WORK/SCHEDULE



      A requested Service commencement date is to be included in Customer's

      Purchase Order subject to confirmation by Subcontractor and Cisco.



9     COMPLETION



      Customer shall insure that the proper personnel are scheduled to review each completed Service or Deliverable upon notification of completion by

      Subcontractor. Customer shall indicate its acceptance of the Service or

      Deliverable by signing the WAN Unit Completion Certificate within fifteen

      (15) days from presentation of the completed Service or Deliverable.

      Services and Deliverables will be deemed accepted if Customer fails to respond within this fifteen (15) day period. If a Service or Deliverable is not complete for any reason, Customer shall provide written notification to Subcontractor and document that fact on the WAN Unit

      Completion Certificate. Subcontractor shall have ten (10) days after the receipt of such notice to correct the error given it is within

      Subcontractor's scope to do so. Such time period to correct the error may be extended by mutual consent.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



10    PAYMENT


                                    [****]




11    PRIMARY CONTACTS


                                    [****]


                                       9

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                  CISCO SYSTEMS

                                    [LOGO](R)



                           Cisco PSS Agreement Number



                              Cisco PSS SOW Number



--------------------------------------------------------------------------------

                                   [ILLEGIBLE]

--------------------------------------------------------------------------------



This Statement of Work ("SOW") is made and entered into between Cisco Systems,

Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose,

California 95134 ("Cisco") and Predictive Systems Inc., a Delaware corporation,

with offices at 20 Mansell Court Suite 200 Roswell GA 30078 ("Subcontractor").

This SOW is governed by, incorporated into, and made part of the terms of the

Professional Services Subcontract ("Agreement") signed between Cisco and

Subcontractor. All terms used and not otherwise defined shall have the meaning given such terms in the Agreement. Prior to execution the SOW format may be refined for continuity with the applicable PSA SOW.



1.    PROJECT SCOPE.



      Subcontractor will provide technical consulting resources to perform tasks

                                    [****]


      --------------------------------------------------------------------------

      1.    [****]

      2.    [****]

      3.    Work with Cisco and Customer to understand that sufficient network capacity exists in the design based on stated performance objectives and traffic volumes supplied by the Customer.

      4.    Work with customer and Cisco to determine configuration parameters for Cisco equipment to [****] with Cisco and Customer input.

      5.    Develop and/or validate upgrade plan recommendations(s) if applicable.

      6.    Assist with staging, installation, configuration and testing of equipment.

      7.    Assist with troubleshooting and cutover of [****].

      8.    Document configuration parameters as requested by Cisco Project

            Manager.

      --------------------------------------------------------------------------



      Project Locations:                  [****]

      Customer Contact:                   [****]

      Address:                            [****]

      Telephone Number:                   [****]



                        Cisco Systems Confidential                        Page 1

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.    RESOURCE DESCRIPTION and RATE.



                                    [****]


3.    SCHEDULE.



                                    [****]


4.    COMPLETION. [****]



5.    PAYMENT. [****]



6.    CHANGE MANAGEMENT PROCEDURES.

      6.1   In the event it is necessary to change this SOW other than as provided in Section 12 of the Agreement, the following procedure will be used:

            6.1.1 A change request document ("Change Request") will be executed by the parties describing the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Subcontractor

                  Work Product. Parties will determine the additional charges,

                  if any.

            6.1.2 Either party for any material changes to an applicable SOW may initiate a Change Request. The requesting party will review the proposed change with the other party, and the appropriate authorized representatives of the parties will sign the Change

                  Request, indicating the acceptance of the changes by the

                  parties.

            6.1.3 Upon execution of the Change Request, said Change Request will be incorporated into and made a part of the applicable SOW.

      6.2   Whenever there is a conflict between the terms and conditions set forth in a Change Request and those set forth in the SOW or previous

            Change Request, the terms and conditions of the most recent Change

            Request shall prevail.



                        Cisco Systems Confidential                        Page 2

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

7.    COORDINATORS. Subcontractor and Cisco shall designate individuals to whom all Project communications shall be addressed and who have the authority to act on all aspects of the Project.



      Customer Contact:    [****]          Cisco Contact:    [****]

      Telephone Number:    [****]          Telephone Number: [****]

      E-mail address:      [****]          E-mail address:   [****]



      BUSINESS APPROVAL:



      The requirements as specified in this SOW have been reviewed and approved by the responsible Cisco Business representative and are hereby approved as acknowledged by the signature(s) below:



      [****]                                 [****]

      ---------------------------            -----------------------------------



The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOW's which may be executed and attached to the

Agreement.



IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.



CISCO SYSTEMS INC.                     PREDICTIVE SYSTEMS INC.



By:                                 By:    [****]

   ----------------------------        -------------------------------

Name:                               Name:  [****]

     --------------------------          -----------------------------

Title:                              Title: [****]

      -------------------------           ----------------------------

Date:                               Date:  [****]

     --------------------------          -----------------------------


                        Cisco Systems Confidential                        Page 3

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



CISCO SYSTEMS

[LOGO](R)



--------------------------------------------------------------------------------

           PROFESSIONAL SERVICES SUBCONTRACT (PSS) STATEMENT OF WORK

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

             PREDICTIVE SYSTEMS SERVICES FOR THE NEMOURS FOUNDATION

--------------------------------------------------------------------------------



This Statement of Work ("SOW") is made and entered into between Cisco Systems,

Inc., a California corporation, with offices at 170 West Tasman Drive, San Jose,

California 95134 ("Cisco") and Predictive Systems Inc., a Delaware corporation,

with offices at 20 Mansell Court Suite 200 Roswell Ga 30076 ("Subcontractor").

This SOW is governed by, incorporated into, and made part of the terms of the

Professional Services Subcontract ("Agreement") signed between Cisco and

Subcontractor. All terms used and not otherwise defined shall have the meaning given such terms in the Agreement. Prior to execution the SOW format may be refined for continuity with the applicable PSA SOW.



This SOW is governed by, incorporated into, and made part of the Professional

Services Agreement ("Agreement") between Cisco and Customer.



The terms of this SOW are limited to the scope of this SOW and shall not be applicable to any other SOWs which may be executed and attached to the

Agreement.



IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have caused this SOW to be duly executed.



CISCO SYSTEMS INC.                  PREDICTIVE SYSTEMS



By:                                 By:    [****]

   ----------------------------        -------------------------------

Name:                               Name:  [****]

     --------------------------          -----------------------------

Title:                              Title: [****]

      -------------------------           ----------------------------

Date:                               Date:  [****]

     --------------------------          -----------------------------



1.    PROJECT SCOPE. This Statement of Work defines the Services and the

      Deliverables that Cisco shall provide to Customer under the terms of the

      Agreement ("Services").



      Predictive Systems shall provide Services (as described in Sections 2-4 hereof) for the following Customer location(s):



      1.1   Location Information:

            [****]

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________


Product Type, Installation, Location and Product quantities


------------------------------------------------------------------

Equipment Type          QTY                       Location

--------------          ---                       --------

------------------------------------------------------------------

[****]                 [****]                    [****]

------------------------------------------------------------------

[****]                 [****]                    [****]

------------------------------------------------------------------

[****]                 [****]                    [****]

------------------------------------------------------------------

[****]                 [****]                    [****]

------------------------------------------------------------------

[****]                 [****]                    [****]

------------------------------------------------------------------

*Note: The equipment for Ft. Myers and Pensacola Florida has not been ordered and will require a change request to this SOW for the installations.


2.    DEFINITIONS.

      2.1   "Deliverables" means all works of authorship, whether in hard copy or electronic form, including but not limited to programs, program listings, programming tools, designs, analyses, reports, manuals,

            supporting materials, test results, test scripts, recommendations and drawings to be provided by Predictive Systems to Customer pursuant to the terms of this SOW issued hereunder.

      2.2   "Minimum Configuration File" means the configuration which allows

            Cisco equipment to be installed in the Customers network.

      2.3   "Services" means the services provided by Predictive Systems as defined in this SOW.

      2.4   "Site Survey" means the service provided to visit a site for the purpose of determining the sites' readiness for installation of the

            Cisco equipment.

      2.5   "Staging" refers to the assembly, configuration, and testing of

            Cisco equipment at the Customer NOC facility prior to shipment to the installation site.

      2.6   "Installation" means the service provided to visit a site for the purpose of installing the equipment and attaching the WAN, ISDN and/or dial-up circuits to the equipment.

      2.7   "Cutover" means the service provided to visit a site for the purpose of connecting the customers' application(s) devices (e.g. PBX,

            router, computer, video codec) to the equipment being installed in this SOW.

      2.8   "Project Plan" means documentation to track and schedule activities relating to the project.

      2.9   "NOC", Network Operations Center, means a Customer facility staffed with skilled technicians capable of conducting acceptance testing using certain computer applications to configure, monitor and diagnose Cisco equipment.

      2.10  "Business Day" means 8:00 am to 8:00 pm Monday through Friday local time, excluding Cisco observed holidays.


3.    Schedule.


The Services and Deliverables will be provided to Customer in accordance with the following milestone schedule.

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

[****]                               [****]                         [****]

-----------------------------------------------------------------------------

4.    RESOURCE DESCRIPTION and RATE.

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________


                                    [****]



5.    RESPONSIBILITIES OF THE PARTIES:

      Remote Project Management:



      5.1   Predictive Systems shall be responsible for the following:



            5.1.1  Provide a single point of contact for all support issues within the scope of the project. Such remote designated

                   project manager shall be identified below.

            5.1.2  Develop a Network Implementation Plan.

            5.1.3  Participate in a regularly schedule customer meeting.

            5.1.4  Schedule and manage all pre-site inspections.

            5.1.5  Schedule and manage all hardware/software installations within the scope of the project.



      5.2   Customer shall be responsible for the following:



            5.2.1  Designate a single point of contact to whom all

                   communications may be addressed and who has the authority to act on all aspects of the services. Such person shall be

                   identified below. Such contact shall be available during

                   normal hours of business (Monday through Friday 8:00am to

                   5:00pm local time [9:00am to 5:30pm local time in Europe],

                   excluding Cisco observed holidays).

            5.2.2  Unless otherwise agreed to by the parties, ensure that request for information or documentation needed for the

                   Project is met within two (2) business days of Cisco's

                   request.

            5.2.3  Provide confirmation of the scheduled activity to the Project

                   Engineer within ten (10) business days of a scheduled

                   roll-out.

            5.2.4  Notify Project Engineer of any schedule changes within ten

                   (10) business days of any scheduled activity. Scheduling

                   changes and/or cancellations made after this ten (10) day

                   window may be subject to Cisco's cancellation/re-visit

                   charge.

            5.2.5  Insure Customer's own products covered under this agreement against loss or damage during the staging process.



      Remote Project Engineering:



      5.3   Predictive Systems shall be responsible for the following:



            5.3.1  Provide review of Customer order for completeness and accuracy and provide recommendations.

            5.3.2  Identify hardware, software and firmware revisions required.

            5.3.3  Provide configuration documentation.

            5.3.4  Enable appropriate Cisco software licenses if necessary.

                   [****]

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



            5.3.5  Provide remote technical support during normal hours of business (Monday through Friday 8:00am to 5:00pm local time

                   [9:00am to 5:30pm local time in Europe], excluding Cisco

                   observed holidays). Services provided outside of normal hours of business shall be at Cisco's then current time and

                   material rates.

            5.3.6  Implement [****] application if ordered by Customer.

            5.3.7  Assist in the application migration and network cut-over during normal business hours.



      5.4   Customer shall be responsible for the following:



            5.4.1  Provide reasonable access to Customer sites and facilities,

                   including where applicable, computer equipment, telecom

                   equipment, facilities, work space and telephone for use

                   during the project.

            5.4.2  Provide adequate secured storage areas on the Customer's site for Cisco equipment for the duration of the project.

            5.4.3  When requested, provide network physical and logical schematics for exclusive use of the WAN project.

            5.4.4  Document and implement Customer Provided Equipment (CPE)

                   configuration as needed to implement the Cisco equipment

            5.4.5  Provide IP addresses and subnet masks for the new product's network port.

            5.4.6  [****]

            5.4.7  Install and verify the operation of all external

                   communications equipment not provided by Cisco.

            5.4.8  [****]

            5.4.9  Execute and deliver the WAN Unite Completion Certificate to primary contact in listed in section 12 within five (5) days of notification that a job is complete.

            5.4.10 When requested, provide a complete and documented network architecture prior to service commencement.

            5.4.11 When requested, provide the Customer's building layout,

                   including the floor plan, cabling and power location for all applicable sites for exclusive use of the WAN project.



      Installation:



      5.5   Predictive Systems shall be responsible for the following:

            5.5.1  Uncrate and/or un-box Cisco provided equipment

            5.5.2  Conduct site surveys and equipment audits for completeness and accuracy.

            5.5.3  Inventory and inspect the equipment.

            5.5.4  Where applicable, install new equipment associated with the upgrade

            5.5.5  Attach power cord and apply power to a designated Nemours

                   Foundation of Florida power source.

            5.5.6  Route and install Cisco provided cables.

            5.5.7  Install, configure and test the additional Cisco delivered devices in accordance with the documentation provided.

            5.5.8  Connect available customer facilities (telco circuits,

                   modems, dial-up lines and CPE).

            5.5.9  Troubleshoot and replace hardware failures relating to the installation.

            5.5.10 Be present on-site when network is placed back in production.

            5.5.11 Basic installation services apply during principle period of maintenance and principle period of service during normal

                   business hours. (Monday through Friday 8:00am to 5:00pm local time [9:00am to 5:30pm local time in Europe], excluding Cisco observed holidays).

            5.5.12 Basic Cutover services can be performed between the hours of

                   6:00 PM Friday evening to 7:00 AM Monday morning. Cost to

                   provide Cutover services for the equipment covered in this

                   SOW allows for 1 trip per site.



      5.6   Customer shall be responsible for the following:



            5.6.1  Prepare the installation site--in particular, ensure that proper environmental conditions are met and adequate power is available.

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



            5.6.2  Ensure that telco demarca/ PTT NTUs and circuit ids are clearly identified and within 10 feet of Cisco equipment.

            5.6.3  Ensure that any new telco circuits are installed and properly tested prior to network installation.

            5.6.4  Verify that all necessary cabling is delivered and installed prior to installation.

            5.6.5  Install all cables external to Cisco hardware.

            5.6.6  Identify a local site coordinator who is responsible for the project for each location.

            5.6.7  Handle delivery, installation, and configuration of equipment not provided by Cisco.

            5.6.8  Specify network topology and clearly identify connectivity requirements.

            5.6.9  Provide existing network synchronization and data timing configuration.

            5.6.10 Provide voice-level loss plan and dialing plan if requested.

            5.6.11 Provide voice telephone line and number (near the Cisco product) for the installer to contact Cisco headquarters

                   personnel.

            5.6.12 Provide and verify interface specifications and requirements.

            5.6.13 Verify all distance and interference limitations of interface cables to be used at installation.

            5.6.14 Provide access to proper grounding system.

            5.6.15 Provide modem line and number (near the Cisco product) for the installer to use if needed.

            5.6.16 Provide earthquake bracing if required.

            5.6.17 Provide proper security clearances and/or escorts as required to access the site for equipment installation and

                   maintenance.

            5.6.18 Provide any special safety equipment if required for the site.



6.    DURATION OF WORK/SCHEDULE.



      [****]



7.    PAYMENT AND INVOICING.



      The Services shall be invoiced and payable monthly based on work performed.

      Payment shall be due 30 days from date of invoice.



8.    CHANGE MANAGEMENT PROCEDURES:



      8.1   It may become necessary to amend this Statement of Work for reasons including, but not limited to, the following:

            8.1.1  Customer's changes to the scope of work and/or specifications for the Deliverables,

            8.1.2  Customer's changes to the Implementation Plan,

            8.1.3  Non-availability of resources which are beyond either party's control; and/or,

            8.1.4  Environmental or architectural impediments not previously identified.



      8.2   In the event either party desires to change this Statement of Work,

            the following procedures will apply:

            8.2.1  The party requesting the change will deliver a change request document ("Change Request") to the other party. The Change

                   Request will describe the nature of the change, the reason for the change, and the effect the change will have on the scope of work, which may include changes to the Deliverables,

                   and the schedule.

            8.2.2  A Change Request may be initiated either by the customer or by Cisco for any material changes to the SOW. The designated

                   Program/Project Manager of the requesting party will review the proposed change with his/her counterpart. The parties

                   will evaluate the Change Request and negotiate in good faith the changes to the Services and the additional charges, if any, required to implement the Change Request. If both

                   parties agree to implement the Change Request, the

                   appropriate authorized representatives of the parties will sign the Change Request, indicating the acceptance of the

                   changes by the parties.

            8.2.3  Upon execution of the Change Request, said Change Request will be incorporated into, and made a part of, this SOW.

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Cisco Systems, Inc.                           Master Agreement Number:__________

CONFIDENTIAL                                 Statement of Work Number:__________

                                                       Project Number:__________



8.3   Whenever there is a conflict between the terms and conditions set forth in a fully executed Change Request and those set forth in the original SOW,

      or previous fully executed Change Request, the terms and conditions of the most recent fully executed Change Request shall prevail.



9.    COMPLETION. Predictive Systems shall insure that the proper personnel are scheduled to review each completed Service or Deliverable. Predictive

      Systems shall have Customer indicate its acceptance of the Service or

      Deliverable by signing the WAN Unit Completion Certificate within five (5)

      business days from presentation of the completed Service or Deliverable.

      If a Service of Deliverable is not complete for any reason, Predictive

      Systems shall have Customer provide written notification to Cisco and document that fact on the WAN Unit Completion Certificate. Predictive

      Systems shall have ten (10) days after the receipt of such notice to correct the error. Such time period to correct the error may be extended by mutual consent.



11.   PAYMENT AND INVOICING. The Services shall be invoiced and payable monthly based on work performed. Payment shall be due 30 days from date of invoice.



10.   PAYMENT CONTACTS



      Unless otherwise specified the primary contact for the Customer shall be:



      [****]

**** Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.